Summary prospectus

Global / international equity mutual fund

Nomura Systematic Emerging Markets Equity Fund

(formerly, Macquarie Systematic Emerging Markets Equity Fund)

Nasdaq ticker symbols
Class A	IPOAX
Class C	IPOCX
Institutional Class	IPOIX
Class R6	IMEGX
Class R	IYPCX
Class Y	IPOYX

July 31, 2026

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at nomuraassetmanagement.com/literature. You can also get this information at no cost by calling 800 523-1918. The  Fund’s statutory prospectus and statement of additional information, both dated July 31, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Nomura Systematic Emerging Markets Equity Fund, a series of Ivy Funds (formerly, Macquarie Systematic Emerging Markets Equity Fund)

What is the Fund’s investment objective?

Nomura Systematic Emerging Markets Equity Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nomura Funds (formerly,   Macquarie Funds). More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price.	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower...............	none[1]	1.00%[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.	R6	R	Y
Management fees.........	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Distribution and service (12b-1) fees............	0.25%	1.00%	none	none	0.50%	0.25%
Other expenses...........	0.29%	0.29%	0.29%	0.13%[2]	0.29%	0.29%
Total annual fund operating expenses..............	1.50%	2.25%	1.25%	1.09%	1.75%	1.50%
Fee waivers and expense reimbursements.........	(0.47%)[3]	(0.47%)[3]	(0.47%)[3]	(0.45%)[3]	(0.47%)[3]	(0.47%)[3]
Total annual fund operating expenses after fee waivers and expense reimbursements.........	1.03%	1.78%	0.78%	0.64%	1.28%	1.03%

1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
3	The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.78% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.64% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2026 through July 30, 2027. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.	R6	R	Y
1 year............	$674	$181	$281	$80	$65	$130	$105
3 years...........	$978	$658	$658	$350	$302	$505	$428
5 years...........	$1,304	$1,162	$1,162	$641	$557	$905	$774
10 years..........	$2,225	$2,548	$2,548	$1,470	$1,288	$2,024	$1,750

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Summary prospectus
Nomura Systematic Emerging Markets Equity Fund, a series of Ivy Funds

What are the Fund’s principal investment strategies?

Nomura Systematic Emerging Markets Equity Fund  invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, primarily common stock, of companies (i) from countries considered to be emerging market countries or (ii) that are economically linked to emerging market countries (80% policy). Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The Manager has broad discretion to identify other countries that it considers to qualify as emerging market countries as described herein. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest in companies of any size and market capitalization and in companies in any industry. The issuer of a security or other investment generally is deemed to be economically linked to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country or region (including the MSCI Emerging Markets Index).  Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in a company.

The Fund may invest up to 100% of its total assets in foreign securities and may invest in depositary receipts of foreign issuers. The Fund also may invest up to 20% of its net assets in companies that are not located in, or economically linked to, emerging market countries: (1) if the Fund’s portfolio managers believe that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio managers believe there are not satisfactory investment opportunities in emerging market countries; and/or (3) if the portfolio managers believe there is the potential for benefit to the Fund.

The Fund may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Global Limited (MIMGL) with respect to its role as sub-advisor of the Fund.

Using a systematic bottom-up approach, the Fund seeks to select securities that have (1) solid earnings appreciation with trending price action, (2) demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability, and corporate sustainability, and (3) reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock. The Manager may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

In determining whether to sell a security, the Manager generally considers whether the security has failed to meet its growth expectations, whether its valuation has exceeded its target, or whether it has lost confidence in management. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. Securities of issuers in emerging markets may be subject to greater risks than securities of issuers in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Capital repatriation risk — The risk that a fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Summary prospectus
Nomura Systematic Emerging Markets Equity Fund, a series of Ivy Funds

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries. Adverse events in any one country within the Asia-Pacific region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on a fund than if the fund were more geographically diversified, which could result in greater volatility in the fund’s net asset value and losses.

China investment risk — The risk that the markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financials or information technology) will decline because of changing expectations for the performance of that industry or sector.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

How has Nomura Systematic Emerging Markets Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year and the table shows how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

On April 30, 2021, Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at nomuraassetmanagement.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2026, the Fund’s Class A shares had a calendar year-to-date return of  24.01%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was  27.23% for the quarter ended June 30, 2020, and its lowest quarterly return was -23.93% for the quarter ended March  31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Summary prospectus
Nomura Systematic Emerging Markets Equity Fund, a series of Ivy Funds

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Class A return before taxes.........................	19.29%	-0.28%	7.49%
Class A return after taxes on distributions...............	17.48%	-1.25%	6.89%
Class A return after taxes on distributions and sale of Fund shares.......................................	14.04%	-0.04%	6.16%
Class C return before taxes.........................	24.60%	0.19%	7.51%
Institutional Class return before taxes..................	26.93%	1.23%	8.52%
Class R6 return before taxes........................	27.13%	1.33%	8.60%
Class R return before taxes.........................	26.31%	0.66%	7.85%
Class Y return before taxes.........................	26.59%	0.92%	8.18%
MSCI Emerging Markets Index (net) (reflects no deduction for fees or expenses)...............................	33.57%	4.20%	8.42%
MSCI Emerging Markets Index (gross) (reflects no deduction for fees, expenses, or taxes).......................	34.36%	4.67%	8.86%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Sub-advisor

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Title with MIMGL	Start date on the Fund
Benjamin Leung, CFA	Senior Managing Director, Head of Systematic Investments, Portfolio Manager	November 2021
Samir Vanza, CFA	Managing Director, Head of Quantitative Research, Portfolio Manager	August 2024

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at nomuraassetmanagement.com/account-access; by calling 800 523-1918; by regular mail (c/o Nomura  Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Nomura  Funds, Attention: 534437,  1350 Penn Avenue Suite 102, Pittsburgh, PA 15222); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the  Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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